UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 4, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On January 4, 2005, General Motors Corporation (GM) issued a news release announcing December 2004 sales. The release is as follows:

GM Reports 437,161 Deliveries in December

Truck and Utility Sales Set Industry Records for 4th Straight Year

Chevrolet Has Best Sales Since 1988, Cadillac Since 1990

GMC Posts Another Record Sales Year

DETROIT - General Motors dealers sold 437,161 new cars and trucks in December, down 6 percent compared to very strong year-ago sales, which included significantly higher fleet deliveries. GM's truck sales (273,867) were down 5 percent, and car sales (163,294) were down 7 percent. GM calendar-year sales (4,707,416) were down a modest 1 percent versus 2003. Truck sales were up 1 percent, and car sales declined 4 percent.

"GM had a solid finish to the year," said John Smith, group vice president, GM North America Vehicle Sales, Service and Marketing. "Once again we set industry records in total truck and utility vehicle sales for the year and sold more full-size pickups than any other manufacturer. Chevrolet, Cadillac and GMC all had sales gains -- Chevrolet had its best year since 1988, Cadillac since 1990 and GMC achieved its best-ever annual sales. Our business improved in the second half of the year, largely due to the growing acceptance of key launch brands including Cadillac STS, Pontiac G6, Buick LaCrosse, GMC Canyon, HUMMER H2 SUT and Chevrolet Aveo, Colorado, Equinox and Cobalt - all of which had their best monthly sales in December. These successes, along with 17 all-new models being introduced this year should help us grow in 2005."

GM achieved a number of positive results in 2004. For the fourth consecutive year, GM set an industry truck sales record and continued to lead the industry with more than 2.8 million deliveries. No other manufacturer has ever surpassed
2.6 million truck sales in a calendar year. Additionally, GM maintained its leadership in two key truck segments. GM full-size pickup deliveries were up compared to year-ago levels (+0.1 percent) and led all manufacturers for the fourth consecutive year. GM sport utility vehicle deliveries were up 5 percent in 2004, eclipsing the 1.3-million unit level and establishing a new industry benchmark for the fourth straight year. GM remains the only manufacturer to sell more than one million SUVs in a calendar year and more than 100,000 SUVs monthly, a benchmark GM achieved eight times in 2004.

Key GM brands had strong sales results in 2004. Chevrolet sales for the calendar year were up 4 percent, resulting in its best sales year since 1988. This improvement was led by car sales, which rose 13 percent in December and 15 percent for the year, securing Chevrolet's position as the top-selling car brand in the U.S. Total Chevrolet sales in December were comparable to 2003 (+0.2 percent). Malibu deliveries were up 167 percent in December and 46.5 percent for the calendar year. Impala sales jumped 33.5 percent in December and 8 percent for the year. Corvette sales rose 53 percent for the month and 26 percent for the calendar year. Chevrolet's car sales were further strengthened by the addition of Cobalt and Aveo, which in December had its best sales since launch and led the entry-level car segment for the calendar year. On the truck side, Colorado had its best sales month since launch, TrailBlazer sales increased 7 percent in December and 4.5 percent year-over-year, and Equinox also had its best sales month, surpassing 10,000 units for the fourth month in a row. Additionally, Chevrolet remained the full-size utility segment leader for the calendar year.

Cadillac continued its exceptional sales performance with a 19 percent increase in December and an 8 percent improvement year-over-year. This marks Cadillac's best annual sales since 1990. Cadillac's success was led by record CTS sales, which were up 43 percent in December and 16 percent for the calendar year and annual sales improvements for Escalade (+4 percent) and Escalade ESV (+21 percent), both of which had record December sales. SRX had its best-ever sales in December (+80 percent), and STS recorded its fourth consecutive month of sales increases.

GMC achieved its best-ever annual sales and its eleventh all-time sales record in the last 12 years. Although GMC's December sales were down, calendar year sales were up 4 percent compared to very strong year-ago levels. GMC's success was led by calendar-year record sales for Envoy (+6 percent) and Sierra (+9 percent) and solid Canyon sales, which rose 157 percent in December.

In December, HUMMER posted its best sales month for the year, capping five consecutive months of sales increases. Although sales were down compared to year-ago levels, HUMMER deliveries continued to show improvement in the second half of 2004, strengthened by the addition of the H2 SUT to the portfolio, which had its best monthly sales to date.

Pontiac car deliveries were up 3 percent for the calendar year, led by a 5 percent increase in Grand Prix deliveries and the addition of the G6, which in December had its best sales month since launch and posted deliveries up 35 percent over November sales. Vibe deliveries rose 13 percent in December and 3.5 percent for the calendar year. Although Pontiac's December sales were down, calendar year sales were comparable to 2003 (-0.3 percent).

Saturn car sales were negatively impacted in 2004 by the discontinuation of the L-Series, resulting in sales declines for December and the calendar year. Vue, however, had a year-over-year sales improvement of 6 percent, and Saturn's truck sales are improving with the introduction of its new crossover sport van, the Relay.

Buick's calendar year truck deliveries improved 11.5 percent with the addition of the Rainier and Terraza, the division's new crossover sport van. LaCrosse had its best monthly sales since its introduction, a 59.5 percent increase over November sales. Buick's December and calendar year sales declined.

Certified Used Vehicles

December sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 47,233 units, up 17 percent from December 2003. Total 2004 certified GM sales were 533,205 units, up more than 12 percent from year-ago levels.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted the certified category's second-highest monthly sales results ever in December with sales of 40,292 units, up more than 16 percent from last December. This marks the third consecutive month that GM Certified Used Vehicles surpassed the 40,000-unit mark in sales, with fourth-quarter sales up more than 20,000 units over the same period last year.

GM Certified Used Vehicles led all certified pre-owned brands industry-wide with total 2004 sales of 449,562 units, a 13 percent increase from 2003 and a new annual sales record for the certified category. Annual sales for Used Cars from Saturn were up 8 percent, while Cadillac Certified Pre-Owned Vehicles sales were up 12 percent.

Cadillac Certified Pre-Owned Vehicles posted December sales of 3,631 units, up 37 percent. Used Cars from Saturn sold 2,688 units, up 11 percent. Saab Certified Pre-Owned Vehicles sold 622 units, down 18 percent.

"With its best-ever annual sales performance in 2004 GM Certified Used Vehicles, the industry's top-selling certified brand, continues to expand its leadership in the certified pre-owned segment," Smith said. "GM Certified Used Vehicles finished the year with sales of nearly 450,000 units, up 13 percent from 2003 and an all-time high for the manufacturer-certified category."

GM North America Reports December Production and 2004 Fourth-Quarter Production, 2005 First-Quarter Production Forecast Unchanged

In December, GM North America produced 399,000 vehicles (148,000 cars and 251,000 trucks), compared to 420,000 vehicles (169,000 cars and 251,000 trucks) produced in December 2003. Production totals include joint venture production of 19,300 vehicles in December 2004 and 11,500 vehicles in December 2003.

In the fourth quarter of 2004, GM North America built 1.277 million vehicles (466,000 cars and 811,000 trucks). In the fourth quarter of 2003, GM North America built 1.385 million vehicles (558,000 cars and 827,000 trucks).

Also, GM North America's 2005 first-quarter production forecast remains unchanged at 1.25 million vehicles (481,000 cars and 769,000 trucks). In the first quarter of 2004, GM North America built 1.345 million vehicles (525,000 cars and 820,000 trucks).

GM also announced revised 2004 fourth-quarter and 2005 first-quarter production forecasts for its international regions.

GM Europe - The region's revised fourth-quarter forecast is 441,000 vehicles, down 5,000 vehicles from last month's guidance. Comparable fourth quarter 2003 production is 458,000 vehicles. GM Europe's current 2005 first-quarter production estimate is 506,000 vehicles, down 9,000 vehicles from last month's initial guidance. In the first quarter of 2004, the region built 473,000 vehicles.

GM Asia Pacific - GM Asia Pacific's current fourth-quarter production forecast is 382,000 vehicles, up 1,000 vehicles from last month's forecast. Comparable fourth quarter 2003 production is 308,000. The region's current 2005 first-quarter production forecast is unchanged at 337,000 vehicles. In the first quarter of 2004, the region built 296,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised fourth-quarter forecast is 201,000 vehicles, up 1,000 vehicles from last month's guidance. In the fourth quarter of 2003, the region built 157,000 vehicles. The region's 2005 first-quarter production estimate remains unchanged at 181,000 vehicles. In the first quarter of 2004, the region built 159,000 vehicles.


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                               December                 January - December
-------------------------------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   26         2004      2003   per S/D      2004       2003     %Chg
-------------------------------------------------------------------------------
Vehicle Total        437,161   447,900      -6.0 4,707,416  4,756,403     -1.0
-------------------------------------------------------------------------------
Car Total            163,294   169,494      -7.2 1,885,199  1,960,682     -3.8
-------------------------------------------------------------------------------
Truck Total          273,867   278,406      -5.3 2,822,217  2,795,721      0.9
-------------------------------------------------------------------------------
Light Truck Total    265,430   273,352      -6.5 2,770,260  2,754,100      0.6
-------------------------------------------------------------------------------
Light Vehicle Total  428,724   442,846      -6.8 4,655,459  4,714,782     -1.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       Market Division
       Vehicle Total                                   Calendar Year-to-Date
                               December                  January - December
-------------------------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004       2003    %Chg
-------------------------------------------------------------------------------
Buick                 26,241    28,821     -12.3   309,639    336,788     -8.1
Cadillac              27,324    22,062      19.3   234,217    216,090      8.4
Chevrolet            262,633   252,283       0.2 2,763,238  2,655,777      4.0
GMC                   61,192    62,401      -5.6   602,064    578,783      4.0
HUMMER                 3,814     3,812      -3.7    29,345     35,259    -16.8
Oldsmobile               553    10,196     -94.8    28,851    125,897    -77.1
Other - Isuzu          2,744     1,563      69.1    15,707     13,123     19.7
Pontiac               35,843    44,093     -21.7   474,179    475,615     -0.3
Saab                   3,421     3,506      -6.0    38,159     47,914    -20.4
Saturn                13,396    19,163     -32.7   212,017    271,157    -21.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  150,054   163,674     -11.7 1,776,829  1,906,997     -6.8
-------------------------------------------------------------------------------
Light Truck          265,430   273,352      -6.5 2,770,260  2,754,100      0.6
-------------------------------------------------------------------------------

 Twenty-seven selling days for the December period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                December              January - December
                         ------------------------------------------------------
                                          %Chg
                          2004    2003   per S/D      2004       2003    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------

Century                  1,780   6,859     -75.0    67,264     94,279    -28.7
LaCrosse                 6,663       0     ***.*    10,995          0    ***.*
LeSabre                  8,385   7,832       3.1   114,157    114,572     -0.4
Park Avenue                710   2,404     -71.6    17,138     26,820    -36.1
Regal                      304   1,550     -81.1    13,775     23,677    -41.8
      Buick Total       17,842  18,645      -7.9   223,329    259,348    -13.9
-------------------------------------------------------------------------------
Catera                       0       0     ***.*         0         15    ***.*
CTS                      6,258   4,209      43.2    57,211     49,392     15.8
DeVille                  6,456   7,312     -15.0    68,195     82,076    -16.9
Eldorado                     0       0     ***.*         7        193    -96.4
Seville                     69   1,048     -93.7     3,386     18,747    -81.9
STS                      3,171       0     ***.*     9,484          0    ***.*
XLR                        342     287      14.8     3,665        875    318.9
     Cadillac Total     16,296  12,856      22.1   141,948    151,298     -6.2
-------------------------------------------------------------------------------
Aveo                     6,867   2,235     195.9    56,642      5,677    897.7
Camaro                       0      21     ***.*       127      1,124    -88.7
Cavalier                 8,754  21,662     -61.1   195,275    256,550    -23.9
Classic                  6,636  11,992     -46.7    88,211     50,492     74.7
Cobalt                   4,507       0     ***.*     4,959          0    ***.*
Corvette                 2,897   1,825      52.9    35,276     27,974     26.1
Impala                  28,380  20,467      33.5   290,259    267,882      8.4
Lumina                       0       0     ***.*         0         15    ***.*
Malibu                  22,154   7,972     167.6   179,806    122,771     46.5
Metro                        0       0     ***.*         0          1    ***.*
Monte Carlo              5,101   6,408     -23.3    57,679     66,976    -13.9
Prizm                        0       0     ***.*         5         17    -70.6
SSR                      1,110     933      14.6     9,648      1,664    479.8
    Chevrolet Total     86,406  73,515      13.2   917,887    801,143     14.6
-------------------------------------------------------------------------------
Alero                      415   9,122     -95.6    20,156     99,123    -79.7
Aurora                       7      79     -91.5       206      3,161    -93.5
Intrigue                     0       3     ***.*        55        789    -93.0
    Oldsmobile Total       422   9,204     -95.6    20,417    103,073    -80.2
-------------------------------------------------------------------------------
Bonneville               1,580   3,457     -56.0    29,852     25,250     18.2
Firebird                     0       8     ***.*       109        920    -88.2
G6                       6,687       0     ***.*    16,185          0    ***.*
Grand Am                 2,849  14,368     -80.9   133,707    156,466    -14.5
Grand Prix              10,505  14,557     -30.5   131,551    125,441      4.9
GTO                      2,952      79     ***.*    13,569         79    ***.*
Sunfire                  3,611   3,570      -2.6    36,095     43,595    -17.2
Vibe                     4,119   3,507      13.1    58,894     56,922      3.5
     Pontiac Total      32,303  39,546     -21.3   419,962    408,673      2.8
-------------------------------------------------------------------------------
9-2X                       438       0     ***.*     1,788          0    ***.*
9-3                      2,495   2,479      -3.1    27,322     34,075    -19.8
9-5                        488   1,027     -54.2     9,049     13,839    -34.6
       Saab Total        3,421   3,506      -6.0    38,159     47,914    -20.4
-------------------------------------------------------------------------------
ION                      5,986   9,404     -38.7   104,044    117,230    -11.2
Saturn L Series            618   2,818     -78.9    19,453     64,957    -70.1
Saturn S Series              0       0     ***.*         0      7,046    ***.*
      Saturn Total       6,604  12,222     -48.0   123,497    189,233    -34.7
-------------------------------------------------------------------------------
        GM Total       163,294 169,494      -7.2 1,885,199  1,960,682     -3.8
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     150,054 163,674     -11.7 1,776,829  1,906,997     -6.8
-------------------------------------------------------------------------------
GM Import               13,240   5,820     119.1   108,370     53,685    101.9
-------------------------------------------------------------------------------
        GM Total       163,294 169,494      -7.2 1,885,199  1,960,682     -3.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                December              January - December
                         ------------------------------------------------------
                                          %Chg
                          2004    2003   per S/D      2004       2003    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             17,842  18,645      -7.9   223,329    259,348    -13.9
Cadillac Total          16,296  12,856      22.1   141,948    151,283     -6.2
Chevrolet Total         79,539  71,280       7.5   861,245    795,466      8.3
Oldsmobile Total           422   9,204     -95.6    20,417    103,073    -80.2
Pontiac Total           29,351  39,467     -28.4   406,393    408,594     -0.5
Saturn Total             6,604  12,222     -48.0   123,497    189,233    -34.7
     GM North America
       Total           150,054 163,674     -11.7 1,776,829  1,906,997     -6.8
-------------------------------------------------------------------------------
Cadillac Total               0       0     ***.*         0         15    ***.*
Chevrolet Total          6,867   2,235     195.9    56,642      5,677    897.7
Pontiac Total            2,952      79     ***.*    13,569         79    ***.*
Saab Total               3,421   3,506      -6.0    38,159     47,914    -20.4
     GM Import Total    13,240   5,820     119.1   108,370     53,685    101.9
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             26,241  28,821     -12.3   309,639    336,788     -8.1
Cadillac Total          27,324  22,062      19.3   234,217    216,090      8.4
Chevrolet Total        262,633 252,283       0.2 2,763,238  2,655,777      4.0
GMC Total               61,192  62,401      -5.6   602,064    578,783      4.0
HUMMER Total             3,814   3,812      -3.7    29,345     35,259    -16.8
Oldsmobile Total           553  10,196     -94.8    28,851    125,897    -77.1
Other-Isuzu Total        2,744   1,563      69.1    15,707     13,123     19.7
Pontiac Total           35,843  44,093     -21.7   474,179    475,615     -0.3
Saab Total               3,421   3,506      -6.0    38,159     47,914    -20.4
Saturn Total            13,396  19,163     -32.7   212,017    271,157    -21.8
     GM Total          437,161 447,900      -6.0 4,707,416  4,756,403     -1.0
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                December              January - December
                         ------------------------------------------------------
                                          %Chg
                          2004    2003   per S/D      2004       2003    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
Rainier                  2,586   2,017      23.5    24,134      4,797    403.1
Rendezvous               4,445   8,159     -47.5    60,039     72,643    -17.4
Terraza                  1,368       0     ***.*     2,137          0    ***.*
    Total Buick          8,399  10,176     -20.5    86,310     77,440     11.5
-------------------------------------------------------------------------------
Escalade                 4,569   4,447      -1.1    36,994     35,621      3.9
Escalade ESV             1,905   1,581      16.0    15,618     12,866     21.4
Escalade EXT               979   1,264     -25.4     9,638     11,256    -14.4
SRX                      3,575   1,914      79.9    30,019      5,049    494.6
  Total Cadillac        11,028   9,206      15.4    92,269     64,792     42.4
-------------------------------------------------------------------------------
Astro                    3,461   3,312       0.6    34,564     40,123    -13.9
C/K Suburban(Chevy)     12,470  15,428     -22.2   119,545    135,222    -11.6
Chevy C/T Series            28      78     -65.4       355        828    -57.1
Chevy W Series             388     361       3.5     2,772      2,318     19.6
Colorado                12,726   3,161     287.7   117,475      3,535    ***.*
Equinox                 12,274       0     ***.*    84,024          0    ***.*
Express Cutaway/G Cut    2,440   2,008      17.0    21,332     18,854     13.1
Express Panel/G Van      8,758   8,393       0.5    74,538     69,857      6.7
Express/G Sportvan       1,583   1,855     -17.8    18,692     16,023     16.7
Kodiak 4/5 Series        1,278     839      46.7     9,323      7,464     24.9
Kodiak 6/7/8 Series        361     336       3.5     3,420      2,584     32.4
S/T Blazer                 876   4,795     -82.4    32,950     53,426    -38.3
S/T Pickup                  96   5,095     -98.2    10,014    136,573    -92.7
Tahoe                   16,838  21,122     -23.2   186,161    199,065     -6.5
Tracker                    288   1,867     -85.1    14,898     35,123    -57.6
TrailBlazer             25,870  23,244       7.2   283,484    261,334      8.5
Uplander                 2,441       0     ***.*     3,948          0    ***.*
Venture                  1,680   9,347     -82.7    66,522     94,521    -29.6
................................................................................
     Avalanche           6,592   9,364     -32.2    80,566     93,482    -13.8
     Silverado-C/K
       Pickup           65,779  68,163      -7.1   680,768    684,302     -0.5
Chevrolet Fullsize
  Pickups               72,371  77,527     -10.1   761,334    777,784     -2.1
................................................................................
  Chevrolet Total      176,227 178,768      -5.1 1,845,351  1,854,634     -0.5
-------------------------------------------------------------------------------
Canyon                   3,288   1,230     157.4    27,193      1,471    ***.*
Envoy                   10,166  12,903     -24.1   134,897    127,782      5.6
GMC C/T Series              27      81     -67.9       384      1,563    -75.4
GMC W Series               786     576      31.4     5,666      4,545     24.7
S/T Jimmy                    0       0     ***.*         0         52    ***.*
Safari (GMC)               840     750       7.9     8,345     10,950    -23.8
Savana Panel/G Classic   2,791   2,716      -1.0    21,103     20,712      1.9
Savana Special/G Cut     1,287   1,131       9.6    18,131     10,569     71.5
Savana/Rally               240     236      -2.1     2,468      3,089    -20.1
Sierra                  23,415  19,948      13.0   213,756    196,689      8.7
Sonoma                      50   1,947     -97.5     3,303     35,040    -90.6
Topkick 4/5 Series         869     654      28.0     6,441      5,054     27.4
Topkick 6/7/8 Series     1,956     566     232.8     7,889      4,142     90.5
Yukon                    7,781  10,281     -27.1    86,571     86,238      0.4
Yukon XL                 7,696   9,382     -21.0    65,917     70,887     -7.0
     GMC Total          61,192  62,401      -5.6   602,064    578,783      4.0
-------------------------------------------------------------------------------
HUMMER H1                   57      61     -10.0       447        730    -38.8
HUMMER H2                3,757   3,751      -3.5    28,898     34,529    -16.3
   HUMMER Total          3,814   3,812      -3.7    29,345     35,259    -16.8
-------------------------------------------------------------------------------
Bravada                     62     355     -83.2     1,973      8,052    -75.5
Silhouette                  69     637     -89.6     6,461     14,772    -56.3
 Oldsmobile Total          131     992     -87.3     8,434     22,824    -63.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       242     119      95.8     1,389      1,417     -2.0
Other-Isuzu N Series     2,502   1,444      66.9    14,318     11,706     22.3
 Other-Isuzu Total       2,744   1,563      69.1    15,707     13,123     19.7
-------------------------------------------------------------------------------
Aztek                    1,399   1,554     -13.3    20,588     27,354    -24.7
Montana                    773   2,993     -75.1    31,411     39,588    -20.7
Montana SV6              1,368       0     ***.*     2,218          0    ***.*
   Pontiac Total         3,540   4,547     -25.0    54,217     66,942    -19.0
-------------------------------------------------------------------------------
Relay                    1,090       0     ***.*     1,563          0    ***.*
VUE                      5,702   6,941     -20.9    86,957     81,924      6.1
   Saturn Total          6,792   6,941      -5.8    88,520     81,924      8.1
-------------------------------------------------------------------------------
     GM Total          273,867 278,406      -5.3 2,822,217  2,795,721      0.9
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     270,977 276,707      -5.7 2,803,216  2,780,943      0.8
-------------------------------------------------------------------------------
GM Import                2,890   1,699      63.8    19,001     14,778     28.6
-------------------------------------------------------------------------------
     GM Total          273,867 278,406      -5.3 2,822,217  2,795,721      0.9
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     265,430 273,352      -6.5 2,770,260  2,754,100      0.6
-------------------------------------------------------------------------------
GM Import                    0       0     ***.*         0          0    ***.*
-------------------------------------------------------------------------------
     GM Total          265,430 273,352      -6.5 2,770,260  2,754,100      0.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                December              January - December
                         ------------------------------------------------------
                                          %Chg
                          2004    2003   per S/D      2004       2003    %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  27      26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,399  10,176     -20.5    86,310     77,440     11.5
Cadillac Total          11,028   9,206      15.4    92,269     64,792     42.4
Chevrolet Total        175,964 178,595      -5.1 1,843,655  1,853,190     -0.5
GMC Total               60,614  61,970      -5.8   597,468    575,276      3.9
HUMMER Total             3,814   3,812      -3.7    29,345     35,259    -16.8
Oldsmobile Total           131     992     -87.3     8,434     22,824    -63.0
Other-Isuzu Total          695     468      43.0     2,998      3,296     -9.0
Pontiac Total            3,540   4,547     -25.0    54,217     66,942    -19.0
Saturn Total             6,792   6,941      -5.8    88,520     81,924      8.1
    GM North America
      Total*           270,977 276,707      -5.7 2,803,216  2,780,943      0.8
-------------------------------------------------------------------------------
Chevrolet Total            263     173      46.4     1,696      1,444     17.5
GMC Total                  578     431      29.1     4,596      3,507     31.1
Other-Isuzu Total        2,049   1,095      80.2    12,709      9,827     29.3
    GM Import Total      2,890   1,699      63.8    19,001     14,778     28.6
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,399  10,176     -20.5    86,310     77,440     11.5
Cadillac Total          11,028   9,206      15.4    92,269     64,792     42.4
Chevrolet Total        174,172 177,154      -5.3 1,829,481  1,841,440     -0.6
GMC Total               57,554  60,524      -8.4   581,684    563,479      3.2
HUMMER Total             3,814   3,812      -3.7    29,345     35,259    -16.8
Oldsmobile Total           131     992     -87.3     8,434     22,824    -63.0
Pontiac Total            3,540   4,547     -25.0    54,217     66,942    -19.0
Saturn Total             6,792   6,941      -5.8    88,520     81,924      8.1
    GM North America
      Total*           265,430 273,352      -6.5 2,770,260  2,754,100      0.6
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,399  10,176     -20.5    86,310     77,440     11.5
Cadillac Total          11,028   9,206      15.4    92,269     64,792     42.4
Chevrolet Total        174,172 177,154      -5.3 1,829,481  1,841,440     -0.6
GMC Total               57,554  60,524      -8.4   581,684    563,479      3.2
HUMMER Total             3,814   3,812      -3.7    29,345     35,259    -16.8
Oldsmobile Total           131     992     -87.3     8,434     22,824    -63.0
Pontiac Total            3,540   4,547     -25.0    54,217     66,942    -19.0
Saturn Total             6,792   6,941      -5.8    88,520     81,924      8.1
    GM Total           265,430 273,352      -6.5 2,770,260  2,754,100      0.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 01/04/05



                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car1 Truck1  Total     GME2 GMLAAM3  GMAP4 Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----

2004 Q4          466    811  1,277      441   201    382     2,301      17    47        320
O/(U) prior
forecast:@        (7)    14      7       (5)    1      1         4       0     1          3
-------------  --------------------    ---- ------   ----  ---------
-------------  --------------------    ---- ------   ----  ---------
2005 Q1 #        481    769  1,250      506   181    337     2,274      17    51        280
O/(U) prior
forecast:@         0      0      0       (9)    0      0        (9)      0     0          0
-------------  --------------------    ---- ------   ----  ---------

==========================================================================================




                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
   2001
1st Qtr.         580    634  1,214      538   138     51     1,941      18     9         NA
2nd Qtr.         638    726  1,364      491   165     64     2,084      13    16         NA
3rd Qtr.         574    664  1,238      373   146     74     1,832      11    15         NA
4th Qtr.         573    721  1,294      441   127     67     1,929       9    16         NA
               -----  -----  -----    -----   ---    ---    ------      --    --
    CY         2,365  2,745  5,110    1,842   575    256     7,786      51    56         NA

   2002
1st Qtr.         600    753  1,353      456   131     65     2,005      11    11         NA
2nd Qtr.         688    865  1,553      453   141     74     2,221      15    17         NA
3rd Qtr.         568    740  1,308      408   132     87     1,935      19    20         NA
4th Qtr.         602    824  1,426      453   157     81     2,117      14    25         NA
               -----  ----- ------    -----   ---    ---     -----      --    --
    CY         2,458  3,182  5,640    1,770   561    307     8,278      59    73         NA

   2003
1st Qtr.         591    860  1,451      491   127     77     2,146      19    24         NA
2nd Qtr.         543    837  1,380      488   128     90     2,086      19    24         NA
3rd Qtr.         492    753  1,245      393   135    120     1,893      20    17         NA
4th Qtr.         558    827  1,385      446   157    133     2,121      16    20         NA
               -----  ----- ------    -----   ---    ---     -----      --    --
    CY         2,184  3,277  5,461    1,818   547    420     8,246      74    85         NA

   2004
1st Qtr.         525    820  1,345      473   159    296     2,273      19    19        246
2nd Qtr.         543    846  1,389      503   172    338     2,402      18    48        284
3rd Qtr.         463    746  1,209      411   185    314     2,119      16    43        261
4th Qtr.         466    811  1,277      441   201    382     2,301      17    47        320
               -----  -----  -----    -----   ---  -----     -----      --   ---      -----
    CY         1,997  3,223  5,220    1,828   717  1,330     9,095      70   158      1,111

   2005
1st Qtr. #       481    769  1,250      506   181    337     2,274      17    51        280
               -------------------    -----   ---  -----     -----

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

Effective December 1, 2004 reporting, 2004 quarterly production for GME and GMAP has been restated to include all joint venture production. In addition, a new International joint venture memo total has been added. Refer to Footnotes 2, 3, 4, & 5.



Memo:  Incl all joint ventures
                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
4th Qtr. 2003    558    827  1,385      458   157    308     2,308      16    20        265
                 ------------------     ---   ---    ---     -----

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                         (Registrant)


Date:  January 4, 2005               By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)